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                                                                 EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement on Form S-4 of our report dated April 26, 1996 (relating to the financial statements of Futronix Corporation) appearing in the Joint Proxy Statement/Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Joint Proxy Statement/Prospectus.




DELOITTE & TOUCHE LLP

Houston, Texas
December 5, 1996